SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                FORM 8-K
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                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2005

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                       URSTADT BIDDLE PROPERTIES INC.
              (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                      1-12803                    04-2458042
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
           of Incorporation)                                Identification No.)


 321 Railroad Avenue, Greenwich, CT                            06830
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(Address of Principal Executive Offices)                     (Zip Code)

                               (203) 863-8200
            (Registrant's telephone number, including area code)

                                    N/A
         (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

On June 30, 2005, Urstadt Biddle Properties Inc. (the "Company") completed the purchase of Staples Plaza Shopping Center which is located in northern Westchester County, New York from an unrelated third party. The purchase price for the property was $28.425 million (including $8.25 million of assumed mortgage debt). A copy of the Company's press release issued July 5, 2005, announcing the completion of the purchase, is attached hereto as Exhibit 99.1. The purchase and sale agreement dated February 3, 2005 was previously disclosed under Item 8.01 of Form 8-K dated April 4, 2005.

Item 9.01         Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

         Press release dated July 5, 2005 is filed as Exhibit 99.1















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                                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2005                       URSTADT BIDDLE PROPERTIES INC.
                                          (Registrant)

                                          By:      /s/ James R. Moore
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                                          Name:    James R. Moore
                                          Title:   Executive Vice President &
                                          Chief Financial Officer



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                              EXHIBIT INDEX


Number            Exhibit

99.1              Press Release dated July 5, 2005